UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2023

NiSource Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share	NI PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On December 18, 2023, NiSource Inc. (“NiSource”) and The Bank of New York Mellon, as trustee, entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the Company’s Indenture dated as of February 14, 1997, as supplemented by the First Supplemental Indenture dated as of February 16, 1999, the Second Supplemental Indenture dated as of November 1, 2000, and the Third Supplemental Indenture dated as of November 30, 2017 (as supplemented and amended from time to time, the “Indenture”) among NiSource (as successor issuer), and The Bank of New York Mellon (as successor trustee) (the “Trustee”) relating to the Company’s outstanding 7.99% Medium-Term Notes due 2027 (CUSIP No. 65463PBA4) (the “7.99% Notes”) and the 6.78% Senior Notes due 2027 (CUSIP No. 654638AB1) (the “6.78% Notes”, and together with the 7.99% Notes, the “Notes”).

The Fourth Supplemental Indenture gives effect to the consents validly delivered and not validly revoked by holders representing $27,500,000 in aggregate principal amount (representing 94.83% of the aggregate principal amount) of the 7.99% Notes, and $3,000,000 in aggregate principal amount (representing 100% of the aggregate principal amount) of the 6.78% Notes, in connection with NiSource’s consent solicitation statement dated November 7, 2023 (the “Statement”), notice of extension dated November 16, 2023, and notice of extension dated November 30, 2023 (collectively, the “Statements”). Pursuant to the Statements, NiSource solicited consents from holders of the Notes to approve a waiver of certain terms of the Indenture that could trigger a default with respect to NiSource’s previously announced acquisition of a 19.9% interest in Northern Indiana Public Service Company LLC (“NIPSCO”) by an affiliate of Blackstone Infrastructure Partners. The Fourth Supplemental Indenture amends, the covenant in the Indenture requiring, among other things, that NiSource continue to own, directly or indirectly, all of NIPSCO, to require that NiSource own, directly or indirectly, at least 70% of NIPSCO rather than 100%.

The above description of the Fourth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete text of the Fourth Supplemental Indenture, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Fourth Supplemental Indenture, dated as of December 18, 2023, between NiSource, Inc. and The Bank of New York Mellon, as trustee, relating to the 7.99% Medium-Term Notes due 2027 and the 6.78% Senior Notes due 2027.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISOURCE INC.

Date: December 18, 2023	By:	/s/ Shawn Anderson
Shawn Anderson
Executive Vice President and Chief Financial Officer